POWER OF ATTORNEY for Executing Forms 3, 4, and 5
		KNOW ALL MEN BY THESE PRESENTS, that the undersigned
hereby constitutes  and  appoints each of Gregory  C.
Yadley,  Paul  R. Lynch,  and Julio C. Esquivel, signing
singly, his/her  true  and lawful attorney-in-fact to:
	(1)  execute for and on behalf of the undersigned
Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act  of  1934  and  the  rules
thereunder, with  respect  to  the undersigned's beneficial
ownership of securities of DrugMax, Inc. (the "Company").
		(2)   do and perform any and all acts for and on
behalf  of the  undersigned which may be necessary or
desirable to  complete the execution of any such Form 3, 4
or 5 and the timely filing of such   form  with  the
United  States  Securities  and  Exchange Commission and
any other authority; and
		(3)   take  any  other  action of any  type
whatsoever  in connection  with  the  foregoing which, in
the  opinion  of  such attorney-in-fact, may be of benefit
to, in the best interest  of, or legally required by, the
undersigned, it being understood that the  documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall be  in
such form and shall contain such terms and conditions as
such attorneyin-fact may approve in his/her discretion.
		The undersigned hereby grants to each such attorney-
in-fact full power and authority to do and perform all and
every act  and thing  whatsoever requisite, necessary and
proper to be  done  in the  exercise of any of the rights
and powers herein granted,  as fully  to all intents and
purposes as such attorney-in-fact might or
	could   do  if  personally  present,  with  full
power		of
substitution or revocation, hereby ratifying  and
confirming  all that such attorney-in-fact, or his/her
substitute or substitutes, shall lawfully do or cause to be
done by virtue of this power  of attorney   and  the
rights  and  powers  herein  granted.
	The
undersigned acknowledges that the foregoing attorneys-in-
fact, in serving  in such capacity at the request of the
undersigned,  are not  assuming any of the undersigned's
responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.
	This Power of Attorney shall remain in full force and
effect until  the undersigned is no longer required to file
Forms  3,  4 and		5
with  respect  to  the  undersigned's  holdings  of  and
transactions in securities issued by the Company, unless
earlier revoked by the undersigned in a signed writing
delivered  to  the foregoing attorneys-in-fact.
	IN WITNESS WHEREOF, the undersigned has caused this
Power Of Attorney to be executed as of this 27th day of
October, 2005.
			/s/ James S. Beaumariage
			JAMES S. BEAUMARIAGE